Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events
Subsequent Events

23. Subsequent Events

On January 24, 2023, the Partnership's board of directors received an unsolicited non-binding proposal from GasLog to acquire all of the outstanding common units representing limited partner interests of the Partnership not already beneficially owned by GasLog, at an aggregate purchase price of $7.70 per common unit in cash, consisting in part of a special distribution by the Partnership of $2.33 per common unit in cash to be distributed to the Partnership's unitholders immediately prior to the closing of the proposed transaction and the remainder to be paid by GasLog as merger consideration at the closing of the proposed transaction. The Partnership's board of directors has authorized its conflicts committee, consisting only of non-GasLog affiliated directors, to review, evaluate, negotiate and accept or reject the proposed transaction.

On January 25, 2023, the board of directors of GasLog Partners approved and declared a quarterly cash distribution, with respect to the quarter ended December 31, 2022, of $0.01 per unit. The cash distribution was paid on February 9, 2023, to all common unitholders of record as of February 6, 2023. The aggregate amount of the declared distribution was $528.

On January 25, 2023, the board of directors of GasLog Partners approved and declared a distribution on the Series A Preference Units of $0.5390625 per preference unit, a distribution on the Series B Preference Units of $0.5125 per preference unit and a distribution on the Series C Preference Units of $0.53125 per preference unit. The cash distributions are payable on March 15, 2023 to all unitholders of record as of March 8, 2023.